Exhibit 99.1

Coya Therapeutics Announces $11.1 Million Private Placement

- Dr. Reddy’s Laboratories, Inc. a subsidiary of Coya’s current strategic collaborator, makes a $10 million investment

- Greenlight Capital, is the only other investor participating in the offering

HOUSTON, TX, January 30, 2026/ Coya Therapeutics, Inc. (Nasdaq: COYA) (“Coya” or the “Company”), a clinical-stage biotechnology company focused on developing biologics that enhance regulatory T cell (Treg) function in patients with neurodegenerative disorders, announced today that it has entered into a definitive securities purchase agreement for the purchase and sale of an aggregate of 2,522,727 shares of its common stock in a private placement at a price of $ 4.40 per share. The offering is expected to close on or about January 30, 2026, subject to the satisfaction of customary closing conditions. The investors in the offering are Dr. Reddy’s Laboratories, Inc. ($10 million) and Greenlight Capital ($1.1 million), an existing institutional stockholder of the Company.

The gross proceeds to the Company from the private placement are expected to be approximately $ 11.1 million, before deducting offering expenses payable by the Company. No broker, placement agent or investment banker was engaged in the transaction The Company intends to use the net proceeds to accelerate tech transfer and scale-up manufacturing activities for low dose IL-2 to support the commercial readiness of COYA 302.

The offer and sale of the securities described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and have not been registered under the Act, or applicable state securities laws. Accordingly, the securities issued in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

The Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the securities to be issued in the offering no later than 45 days following the date of the closing of the offering, and to have such registration statement declared effective by the SEC as promptly as possible but in any event no later than 75 days following the date of the closing of the offering, subject to extension under the terms of the definitive securities purchase agreement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About COYA 302

COYA 302 is an investigational and proprietary biologic combination therapy with a dual immunomodulatory mechanism of action intended to enhance the anti-inflammatory function of regulatory T cells (Tregs) and suppress the inflammation produced by activated monocytes and macrophages. COYA 302 comprises proprietary low dose interleukin-2 (LD IL-2) and CTLA-4 Ig and is being developed for subcutaneous administration for the treatment of patients with ALS and other neurodegenerative diseases. These mechanisms may have additive or synergistic effects.

Coya is currently conducting the ALSTARS Trial, a Phase 2, randomized, multi-center, double-blind, placebo-controlled study to evaluate the efficacy and safety of COYA 302 for the treatment of ALS (ClinicalTrials.gov Identifier: NCT 07161999).

COYA 302 is an investigational product not yet approved by the FDA or any other regulatory agency.

About Coya Therapeutics, Inc.

Headquartered in Houston, TX, Coya Therapeutics, Inc. (Nasdaq: COYA) is a clinical-stage biotechnology company developing proprietary treatments focused on the biology and potential therapeutic advantages of regulatory T cells (“Tregs”) to target systemic inflammation and neuroinflammation. Dysfunctional Tregs underlie numerous conditions, including neurodegenerative, metabolic, and autoimmune diseases. This cellular dysfunction may lead to sustained inflammation and oxidative stress resulting in lack of homeostasis of the immune system.

Coya’s investigational product candidate pipeline leverages multiple therapeutic modalities aimed at restoring the anti-inflammatory and immunomodulatory functions of Tregs. Coya’s therapeutic platforms include Treg-enhancing biologics, Treg-derived exosomes, and autologous Treg cell therapy.

For more information about Coya, please visit https://coyatherapeutics.com/

Forward Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to market conditions; the satisfaction of customary closing conditions related to the private placement and other uncertainties related to the private placement; the anticipated use of proceeds from the private placement; risks associated with the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics; the progress and timing of patient enrollment and dosing in our preclinical or clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; our exploratory clinical signals may not be predictive of outcomes in larger, randomized controlled trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations; development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; anticipated interactions with the FDA under Fast Track designation; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies or products that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

Investor Contact

David Snyder, CFO

david@coyatherapeutics.com

astr partners

Matthew Beck

matthew.beck@astrpartners.com

917-415-1750

Media Contacts

Russo Partners

Rachelle Babb

rachelle.babb@russopartnersllc.com

929-325-7559

David Schull

David.Schull@russopartnersllc.com

858-717-2310